UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY	10004
(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 300 First Stamford Place, 4th Floor Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: December 31

Date of reporting period: June 30, 2007

ITEM 1. REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

SEMI-ANNUAL

REPORT

JUNE 30, 2007

Legg Mason Partners Investment Grade Bond Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Partners Investment Grade Bond Fund

Semi-Annual Report • June 30, 2007

What’s

Inside

Fund Objective

The Fund seeks as high a level of current income as is consistent with prudent investment management and preservation of capital.

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

The U.S. economy weakened during the six-month reporting period ended June 30, 2007. U.S. gross domestic product (“GDP”)i expanded 2.5% in the fourth quarter of 2006. In the first quarter of 2007, GDP growth was a tepid 0.6%, according to the U.S. Commerce Department. This is the lowest growth rate since the fourth quarter of 2002. While consumer spending remained fairly solid, ongoing troubles in the housing market continued to negatively impact the economy. The advance estimate for second quarter 2007 GDP growth was a solid 3.4%, its fastest rate since the first quarter of 2006. While consumer spending slowed, this was offset by a sharp increase in business spending and exports.

After increasing the federal funds rateii to 5.25% in June 2006—the 17th consecutive rate hike—the Federal Reserve Board (“Fed”)iii held rates steady at its last eight meetings. In its statement accompanying the June 2007 meeting, the Fed stated: “The economy seems likely to continue to expand at a moderate pace over coming quarters.… Readings on core inflation have improved modestly in recent months. However, a sustained moderation in inflation pressures has yet to be convincingly demonstrated.… In these circumstances, the Committee’s predominant policy concern remains the risk that inflation will fail to moderate as expected.”

During the six-month reporting period, both short- and long-term Treasury yields experienced periods of volatility. After falling during the first three months of the year, yields moved steadily higher over much of the second quarter of 2007. This was due, in part, to inflationary fears, a solid job market and mounting expectations that the Fed would not be cutting short-term rates in the foreseeable future. Two-year Treasury yields spiked to 5.10% on June 14th, versus 4.58% when the second quarter began. Ten-year

Legg Mason Partners Investment Grade Bond Fund         I

Treasury yields moved up even more dramatically, cresting at 5.26% on June 12th—their highest rate in five years. In contrast, the yield on the 10-year Treasury was 4.65% at the end of March. After their highs in mid June, yields then trended somewhat lower during the reporting period, as concerns regarding the subprime mortgage market triggered a flight to quality. As of June 30, 2007, the yields on two- and 10-year Treasuries were 4.87% and 5.03%, respectively. Looking at the six-month period as a whole, the overall bond market, as measured by the Lehman Brothers U.S. Aggregate Indexiv, returned 0.98%.

Since the close of the reporting period, the U.S. fixed-income markets have experienced a period of extreme volatility which has negatively impacted market liquidity conditions. Initially, the concern on the part of market participants was limited to the subprime segment of the mortgage-backed market. However, these concerns have since broadened to include a wide range of financial institutions and markets. As a result, other fixed income instruments have experienced increased price volatility.

II         Legg Mason Partners Investment Grade Bond Fund

Performance Review

For the six months ended June 30, 2007, Class A shares of Legg Mason Partners Investment Grade Bond Fund, excluding sales charges, returned 0.48%. These shares outperformed the Fund’s unmanaged benchmarks, the Lehman Brothers Long-Term Credit Bond Indexv and the Citigroup Credit Index 10+vi, which returned -0.79% and -0.87%, respectively, for the same period. The Lipper Corporate Debt Funds A-Rated Category Average1 increased 0.64% over the same time frame.

Performance Snapshot as of June 30, 2007 (excluding sales charges) (unaudited)

Six Months
Investment Grade Bond Fund — Class A Shares	0.48%

Lehman Brothers Long-Term Credit Bond Index	-0.79%

Citigroup Credit Index 10+	-0.87%

Lipper Corporate Debt Funds A-Rated Category Average	0.64%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/InvestorServices.
Excluding sales charges, Class B shares returned 0.13%, Class C shares returned 0.13% and Class I shares returned 0.69% over the six months ended June 30, 2007. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.
The 30-Day SEC Yields for the period ending June 30, 2007 for Class A, B, C and I shares were 4.41%, 3.89%, 3.91% and 5.05%, respectively. The 30-Day SEC Yield is the average annualized net investment income per share for the 30-day period indicated and is subject to change.

Total Annual Operating Expenses (unaudited)
As of the Fund’s most current prospectus dated April 16, 2007, the gross total operating expenses for Class A, Class B, Class C and Class I shares were 1.06%, 1.71%, 1.74% and 0.64%, respectively.

[1]

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the six-month period ended June 30, 2007, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 173 funds in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Partners Investment Grade Bond Fund         III

Special Shareholder Notice

With a goal of moving the mutual funds formerly advised by Citigroup Asset Management (“CAM”) to a more cohesive and rational operating platform, Legg Mason, Inc. recommended a number of governance- and investment-related proposals to streamline and restructure the funds. The Boards of Directors/Trustees of the affected funds have carefully considered and approved these proposals and, where required, have obtained shareholder approval. As such, the following changes became effective during the month of April 2007:

•

Funds Redomiciled and Single Form of Organization Adopted: The legacy CAM funds have been redomiciled to a single jurisdiction and a single form of corporate structure has been introduced. Equity funds have been grouped for organizational and governance purposes with other funds in the fund complex that are predominantly equity funds, and fixed-income funds have been grouped with other funds that are predominantly fixed-income funds. Additionally, the funds have adopted a single form of organization as a Maryland business trust, with all funds operating under uniform charter documents.

•

New Boards Elected: New Boards have been elected for the legacy CAM funds. The 10 Boards previously overseeing the funds have been realigned and consolidated into 2 Boards, with the remaining Boards each overseeing a distinct asset class or product type: equity or fixed income.

•

Revised Fundamental Investment Policies Instituted: A uniform set of fundamental investment policies has been instituted for most funds, to the extent appropriate. Please note, however, that each fund will continue to be managed in accordance with its prospectus and statement of additional information, as well as any policies or guidelines that may have been established by the fund’s Board or investment manager.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various government regulators

IV         Legg Mason Partners Investment Grade Bond Fund

regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations.

The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

July 27, 2007

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Keep in mind, the Fund is subject to interest rate and credit risks, and fluctuations in share price as interest rates rise and fall. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. The Fund has greater sensitivity to changes in interest rates than a fund investing in securities with shorter maturities. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]	The Lehman Brothers Long-Term Credit Bond Index is a broad-based unmanaged index of investment-grade corporate bonds.

vi	The Citigroup Credit Index 10+ is an unmanaged broad-based index of corporate bonds with maturities greater than 10 years.

Legg Mason Partners Investment Grade Bond Fund         V

Fund at a Glance (unaudited)

Legg Mason Partners Investment Grade Bond Fund 2007 Semi-Annual Report         1

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on January 1, 2007 and held for the six months ended June 30, 2007.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)
Class A	0.48%	$1,000.00	$1,004.80	1.09%	$5.42

Class B	0.13	1,000.00	1,001.30	1.78	8.83

Class C	0.13	1,000.00	1,001.30	1.76	8.73

Class I	0.69	1,000.00	1,006.90	0.67	3.33

(1)	For the six months ended June 30, 2007.

(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

2         Legg Mason Partners Investment Grade Bond Fund 2007 Semi-Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)
Class A	5.00%	$1,000.00	$1,019.39	1.09%	$5.46

Class B	5.00	1,000.00	1,015.97	1.78	8.90

Class C	5.00	1,000.00	1,016.07	1.76	8.80

Class I	5.00	1,000.00	1,021.47	0.67	3.36

(1)	For the six months ended June 30, 2007.

(2)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason Partners Investment Grade Bond Fund 2007 Semi-Annual Report         3

Schedule of Investments (June 30, 2007) (unaudited)

LEGG MASON PARTNERS INVESTMENT GRADE BOND FUND

Face Amount	Security	Value

CORPORATE BONDS & NOTES — 77.0%
Automobiles — 1.5%
$5,000,000	Ford Motor Co., Notes, 7.450% due 7/16/31	$4,018,750
8,520,000	General Motors Corp., Senior Debentures, 8.375% due 7/15/33	7,817,100

	Total Automobiles	11,835,850

Beverages — 0.8%
7,125,000	Diageo Capital PLC, Notes, 4.850% due 5/15/18	6,445,646

Capital Markets — 4.2%
3,930,000	Bear Stearns Co. Inc., Subordinated Notes, 5.550% due 1/22/17	3,720,590
	Kaupthing Bank HF:
2,550,000	Notes, 5.750% due 10/4/11 (a)	2,543,579
5,100,000	Subordinated Notes, 7.125% due 5/19/16 (a)	5,396,330
1,710,000	Lehman Brothers Holdings Capital Trust VII, Medium-Term Notes, 5.857% due 5/31/12 (b)(c)	1,676,800
5,270,000	Lehman Brothers Holdings Inc., Subordinated Notes, 5.750% due 1/3/17	5,129,033
	Merrill Lynch & Co. Inc., Subordinated Notes:
5,020,000	5.700% due 5/2/17	4,842,789
1,700,000	6.110% due 1/29/37	1,600,397
7,280,000	UBS Preferred Funding Trust, Subordinated Notes, Series 1, 6.243% due 5/15/16 (b)(c)	7,321,052

	Total Capital Markets	32,230,570

Commercial Banks — 9.4%
4,260,000	ATF Capital BV, Senior Notes, 9.250% due 2/21/14 (a)	4,547,550
3,930,000	Banco Mercantil del Norte SA, Subordinated Bonds, 6.135% due 10/13/16 (a)(c)	3,944,097
1,600,000	Comerica Capital Trust II, Capital Securities, 6.576% due 2/20/37 (c)	1,501,650
	Glitnir Banki HF:
4,880,000	Bonds, 7.451% due 9/14/16 (a)(b)(c)	5,074,556
2,550,000	Notes, 6.330% due 7/28/11 (a)	2,597,723
3,710,000	Subordinated Notes, 6.693% due 6/15/16 (a)(c)	3,824,498
3,210,000	HSBK Europe BV, 7.250% due 5/3/17 (a)	3,150,647
	ICICI Bank Ltd., Subordinated Bonds:
954,000	6.375% due 4/30/22 (a)(c)	908,149
439,000	6.375% due 4/30/22 (a)(c)	417,587
9,510,000	RBS Capital Trust III, Subordinated Notes, 5.512% due 9/30/14 (b)(c)	9,153,546
5,590,000	Resona Preferred Global Securities Cayman Ltd., Bonds, 7.191% due 7/30/15 (a)(b)(c)	5,724,428
8,770,000	Russian Agricultural Bank, Notes, 7.175% due 5/16/13 (a)	9,155,880
6,275,000	Shinsei Finance Cayman Ltd., Junior Subordinated Bonds, 6.418% due 7/20/16 (a)(b)(c)	6,111,379
475,000	SunTrust Bank, Subordinated Notes, 5.450% due 12/1/17	457,950
2,930,000	SunTrust Capital, Trust Preferred Securities, 6.100% due 12/15/36 (c)	2,691,864
2,530,000	TuranAlem Finance BV, Bonds, 8.250% due 1/22/37 (a)	2,441,450

See Notes to Financial Statements.

4         Legg Mason Partners Investment Grade Bond Fund 2007 Semi-Annual Report

Schedule of Investments (June 30, 2007) (unaudited) (continued)

Face Amount	Security	Value

Commercial Banks — 9.4% (continued)
$2,950,000	VTB Capital SA for Vneshtorgbank, Loan Participation Notes, 5.955% due 8/1/08 (a)(c)	$2,956,638
	Wachovia Corp.:
1,460,000	Senior Notes, 5.750% due 6/15/17	1,443,141
4,950,000	Subordinated Notes, 5.625% due 10/15/16	4,829,874
2,350,000	Wells Fargo Capital X, Capital Securities, 5.950% due 12/15/36	2,199,283

	Total Commercial Banks	73,131,890

Commercial Services & Supplies — 0.3%
2,230,000	Waste Management Inc., Senior Notes, 7.750% due 5/15/32	2,460,656

Consumer Finance — 3.1%
4,960,000	Aiful Corp., Notes, 6.000% due 12/12/11 (a)	4,947,377
6,700,000	American Express Co., Subordinated Debentures, 6.800% due 9/1/66 (c)	6,920,236
5,025,000	General Motors Acceptance Corp., Notes, 6.875% due 9/15/11	4,947,293
2,470,000	Nelnet Inc., Notes, 7.400% due 9/29/36 (c)	2,464,835
	SLM Corp.:
	Medium-Term Notes:
590,000	5.050% due 11/14/14	491,348
1,060,000	5.625% due 8/1/33	829,007
	Medium-Term Notes, Series A:
40,000	5.000% due 10/1/13	34,173
4,240,000	5.375% due 5/15/14	3,638,395

	Total Consumer Finance	24,272,664

Diversified Financial Services — 9.7%
4,850,000	AES El Salvador Trust, Senior Notes, 6.750% due 2/1/16 (a)	4,822,796
1,600,000	AGFC Capital Trust I, 6.000% due 1/15/67 (a)(c)	1,532,854
1,500,000	American Express Travel Related Services Co., Senior Notes, 5.250% due 11/21/11 (a)	1,484,552
4,600,000	Capital One Bank, Notes, 5.750% due 9/15/10	4,625,116
3,480,000	Capital One Capital IV, Capital Securities, 6.745% due 2/17/37	3,212,879
1,840,000	Capmark Financial Group Inc., 5.875% due 5/10/12 (a)	1,817,776
	General Electric Capital Corp.:
8,775,000	Global Medium-Term Notes, 6.000% due 6/15/12	8,940,979
1,000,000	Medium-Term Notes, Series A, 6.750% due 3/15/32	1,088,351
1,610,000	Glen Meadow Pass-Through Certificates, 6.505% due 2/12/67 (a)(c)	1,581,938
3,500,000	Goldman Sachs Capital I, Capital Securities, 6.345% due 2/15/34	3,348,429
2,510,000	ILFC E-Capital Trust II, Bonds, 6.250% due 12/21/65 (a)(c)	2,452,059
6,950,000	International Lease Finance Corp., Notes, 5.875% due 5/1/13	7,005,141
	JPMorgan Chase & Co., Subordinated Notes:
6,600,000	6.625% due 3/15/12	6,869,082
5,000,000	6.125% due 6/27/17	5,048,205
1,640,000	MUFG Capital Finance 1 Ltd., Preferred Securities, 6.346% due 7/25/16 (b)(c)	1,614,159
	Residential Capital LLC:
1,550,000	6.500% due 6/1/12	1,514,040
5,060,000	Senior Notes, 6.000% due 2/22/11	4,900,160

See Notes to Financial Statements.

Legg Mason Partners Investment Grade Bond Fund 2007 Semi-Annual Report         5

Schedule of Investments (June 30, 2007) (unaudited) (continued)

Face Amount	Security	Value

Diversified Financial Services — 9.7% (continued)
$2,850,000	SMFG Preferred Capital, Bonds, 6.078% due 1/25/17 (a)(b)(c)	$2,755,978
1,810,000	TNK-BP Finance SA, 7.500% due 7/18/16 (a)	1,870,635
9,400,000	ZFS Finance USA Trust II, Bonds, 6.450% due 12/15/65 (a)(c)	9,132,805

	Total Diversified Financial Services	75,617,934

Diversified Telecommunication Services — 6.4%
2,770,000	AT&T Corp., Senior Notes, 8.000% due 11/15/31	3,302,028
	British Telecommunications PLC:
1,500,000	Bonds, 9.125% due 12/15/30	1,968,683
830,000	Notes, 8.625% due 12/15/10	907,676
5,815,000	Deutsche Telekom International Finance, Senior Notes, 5.750% due 3/23/16	5,682,186
	Embarq Corp.:
3,530,000	Notes, 7.995% due 6/1/36	3,592,633
2,450,000	Senior Notes, 6.738% due 6/1/13	2,499,752
	France Telecom SA, Notes:
2,750,000	7.750% due 3/1/11	2,940,369
1,750,000	8.500% due 3/1/31	2,205,194
	Koninklijke KPN NV, Senior Notes:
2,220,000	8.000% due 10/1/10	2,377,704
2,240,000	8.375% due 10/1/30	2,518,560
2,400,000	SBC Communications Inc., Notes, 5.100% due 9/15/14	2,292,600
5,000,000	Telecom Italia Capital SpA, Senior Notes, 6.000% due 9/30/34	4,518,870
3,500,000	Telefonica Emisiones SAU, Senior Notes, 7.045% due 6/20/36	3,635,912
	Verizon Global Funding Corp.:
	Notes:
4,000,000	7.375% due 9/1/12	4,312,800
2,000,000	7.750% due 6/15/32	2,245,372
3,720,000	Senior Notes, 5.850% due 9/15/35	3,423,215
1,460,000	Verizon New York Inc., Senior Debentures, Series A, 6.875% due 4/1/12	1,523,739

	Total Diversified Telecommunication Services	49,947,293

Electric Utilities — 3.8%
	Enersis SA, Notes:
241,000	7.375% due 1/15/14	255,742
343,000	7.400% due 12/1/16	369,694
	Exelon Corp.:
2,500,000	Notes, 4.900% due 6/15/15	2,304,337
2,500,000	Senior Notes, 6.750% due 5/1/11	2,577,950
	FirstEnergy Corp., Notes:
4,140,000	Series B, 6.450% due 11/15/11	4,249,213
7,160,000	Series C, 7.375% due 11/15/31	7,773,827
4,980,000	Pacific Gas & Electric Co., First Mortgage Bonds, 6.050% due 3/1/34	4,839,723
4,000,000	Progress Energy Inc., Senior Notes, 7.750% due 3/1/31	4,637,952
2,000,000	TXU Energy Co., Senior Notes, 7.000% due 3/15/13	2,065,388

	Total Electric Utilities	29,073,826

See Notes to Financial Statements.

6         Legg Mason Partners Investment Grade Bond Fund 2007 Semi-Annual Report

Schedule of Investments (June 30, 2007) (unaudited) (continued)

Face Amount	Security	Value

Energy Equipment & Services — 0.1%
$890,000	Southern Natural Gas Co., Notes, 5.900% due 4/1/17 (a)	$865,274

Food & Staples Retailing — 1.6%
1,880,000	CVS Corp., Senior Notes, 5.750% due 8/15/11	1,881,568
1,540,000	Delhaize Group, 6.500% due 6/15/17 (a)	1,548,875
3,750,000	Kroger Co., Senior Notes, 6.750% due 4/15/12	3,876,656
5,000,000	Safeway Inc., Notes, 5.800% due 8/15/12	5,006,535

	Total Food & Staples Retailing	12,313,634

Gas Utilities — 0.6%
4,750,000	AGL Capital Corp., Senior Notes, 4.950% due 1/15/15	4,446,703

Health Care Equipment & Supplies — 0.6%
3,340,000	Baxter International Inc., Senior Notes, 5.900% due 9/1/16	3,345,541
1,570,000	Hospira Inc., Senior Notes, 6.050% due 3/30/17	1,548,830

	Total Health Care Equipment & Supplies	4,894,371

Health Care Providers & Services — 3.9%
3,500,000	Aetna Inc., Senior Notes, 6.000% due 6/15/16	3,513,668
2,170,000	Cardinal Health Inc., Notes, 5.800% due 10/15/16 (a)	2,105,499
4,290,000	HCA Inc., Senior Notes, 6.500% due 2/15/16	3,651,862
4,750,000	Humana Inc., Senior Notes, 6.300% due 8/1/18	4,703,170
1,860,000	Quest Diagnostic Inc., Senior Notes, 5.125% due 11/1/10	1,824,630
6,800,000	UnitedHealth Group Inc., Senior Notes, 5.000% due 8/15/14	6,504,261
3,380,000	Universal Health Services Inc., Notes, 7.125% due 6/30/16	3,504,590
4,390,000	WellPoint Health Networks Inc., Notes, 6.375% due 1/15/12	4,500,549

	Total Health Care Providers & Services	30,308,229

Household Durables — 1.6%
1,600,000	Black & Decker Corp., Senior Notes, 5.750% due 11/15/16	1,554,269
4,910,000	K Hovnanian Enterprises Inc., Senior Notes, 8.625% due 1/15/17	4,738,150
6,750,000	Lennar Corp., Senior Notes, Series B, 5.600% due 5/31/15	6,335,050

	Total Household Durables	12,627,469

Independent Power Producers & Energy Traders — 0.6%
	TXU Corp., Senior Notes:
50,000	Series P, 5.550% due 11/15/14	42,696
4,350,000	Series Q, 6.500% due 11/15/24	3,618,578
1,355,000	Series R, 6.550% due 11/15/34	1,102,725

	Total Independent Power Producers & Energy Traders	4,763,999

Industrial Conglomerates — 0.7%
	Tyco International Group SA:
320,000	6.375% due 10/15/11	329,958
40,000	6.125% due 1/15/09	40,523
	Notes:
100,000	6.125% due 11/1/08	100,925
4,000,000	6.875% due 1/15/29	4,630,516

	Total Industrial Conglomerates	5,101,922

See Notes to Financial Statements.

Legg Mason Partners Investment Grade Bond Fund 2007 Semi-Annual Report         7

Schedule of Investments (June 30, 2007) (unaudited) (continued)

Face Amount	Security	Value

Insurance — 3.0%
$1,400,000	ACE INA Holdings Inc., Senior Notes, 5.700% due 2/15/17	$1,364,262
2,300,000	Allstate Corp., 6.500% due 5/15/57 (c)	2,181,780
2,270,000	American International Group Inc., Junior Subordinated Debentures, 6.250% due 3/15/37	2,153,315
1,690,000	Chubb Corp., Junior Subordinated Notes, 6.375% due 3/29/37 (c)	1,655,608
1,380,000	Everest Reinsurance Holdings Inc., 6.600% due 5/15/37 (c)	1,319,287
1,610,000	Liberty Mutual Group, Junior Subordinated Bonds, 7.800% due 3/15/37 (a)	1,520,061
4,450,000	MetLife Inc., Junior Subordinated Debentures, 6.400% due 12/15/36	4,135,292
1,850,000	Prudential Financial Inc., Medium-Term Notes, Series D, 5.700% due 12/14/36	1,700,942
5,280,000	Travelers Cos. Inc., Junior Subordinated Debentures, 6.250% due 3/15/37 (c)	5,082,855
2,220,000	Willis North America Inc., Senior Notes, 5.625% due 7/15/15	2,070,348

	Total Insurance	23,183,750

IT Services — 0.6%
	Electronic Data Systems Corp., Notes:
2,490,000	7.125% due 10/15/09	2,563,908
2,000,000	7.450% due 10/15/29	2,042,440

	Total IT Services	4,606,348

Media — 5.7%
	Comcast Corp., Notes:
5,500,000	6.500% due 1/15/17	5,625,180
7,735,000	6.450% due 3/15/37	7,478,461
4,411,000	Cox Communications Inc., Notes, 7.750% due 11/1/10	4,694,455
5,000,000	News America Holdings Inc., Senior Debentures, 8.500% due 2/23/25	5,886,525
1,910,000	News America Inc., Senior Notes, 6.150% due 3/1/37 (a)	1,766,408
2,973,000	Rogers Cable Inc., Senior Secured Second Priority Notes, 6.250% due 6/15/13	3,005,135
5,000,000	Time Warner Cos. Inc., Debentures, 7.570% due 2/1/24	5,354,050
2,030,000	Time Warner Entertainment Co., LP, Senior Notes, 8.375% due 7/15/33	2,362,695
780,000	Time Warner Inc., Debentures, 7.700% due 5/1/32	845,882
	Viacom Inc., Senior Notes:
1,870,000	5.750% due 4/30/11	1,868,874
5,000,000	8.625% due 8/1/12	5,499,405

	Total Media	44,387,070

Metals & Mining — 2.1%
7,960,000	Freeport-McMoRan Copper & Gold Inc., Senior Notes, 8.375% due 4/1/17	8,517,200
7,310,000	Vale Overseas Ltd., Notes, 6.875% due 11/21/36	7,366,185

	Total Metals & Mining	15,883,385

Multi-Utilities — 0.9%
7,100,000	Consolidated Edison Co. of New York, Senior Notes, 5.375% due 12/15/15	6,895,889

Multiline Retail — 0.6%
5,150,000	May Department Stores Co., 6.650% due 7/15/24	4,847,994

Oil, Gas & Consumable Fuels — 7.4%
7,620,000	Anadarko Finance Co., Senior Notes, Series B, 7.500% due 5/1/31	8,210,756

See Notes to Financial Statements.

8         Legg Mason Partners Investment Grade Bond Fund 2007 Semi-Annual Report

Schedule of Investments (June 30, 2007) (unaudited) (continued)

Face Amount	Security	Value

Oil, Gas & Consumable Fuels — 7.4% (continued)
$1,320,000	Apache Corp., Senior Notes, 6.000% due 1/15/37	$1,262,931
4,800,000	Burlington Resources Finance Co., Senior Notes, 6.680% due 2/15/11	4,994,688
2,880,000	ConocoPhillips Holding Co., Senior Notes, 6.950% due 4/15/29	3,152,264
2,650,000	Devon Financing Corp. ULC, Debentures, 7.875% due 9/30/31	3,078,608
	Gazprom, Loan Participation Notes:
2,200,000	6.212% due 11/22/16 (a)	2,148,300
1,140,000	Senior Notes, 6.510% due 3/7/22 (a)	1,128,030
460,000	Hess Corp., Notes, 7.300% due 8/15/31	494,758
1,390,000	Intergas Finance BV, 6.375% due 5/14/17 (a)	1,334,400
640,000	Kerr-McGee Corp., Notes, 7.875% due 9/15/31	741,714
	Kinder Morgan Energy Partners LP:
2,650,000	Medium-Term Notes, 6.950% due 1/15/38	2,685,102
1,000,000	Senior Notes, 7.125% due 3/15/12	1,053,028
3,400,000	Kinder Morgan Finance Company, ULC, Notes, 6.400% due 1/5/36	3,013,780
12,440,000	Pemex Project Funding Master Trust, Bonds, 6.625% due 6/15/35	12,642,150
1,470,000	Petrobras International Finance Co., Senior Notes, 6.125% due 10/6/16	1,447,950
3,220,000	Petroplus Finance Ltd., 7.000% due 5/1/17 (a)	3,115,350
5,050,000	Valero Energy Corp., Notes, 4.750% due 6/15/13	4,795,647
2,415,000	XTO Energy Inc., Senior Notes, 6.100% due 4/1/36	2,273,334

	Total Oil, Gas & Consumable Fuels	57,572,790

Paper & Forest Products — 0.4%
2,570,000	Weyerhaeuser Co., Notes, 6.750% due 3/15/12	2,661,723

Pharmaceuticals — 0.5%
4,000,000	Wyeth, Notes, 6.950% due 3/15/11	4,189,496

Real Estate Investment Trusts (REITs) — 0.8%
1,720,000	Boston Properties LP, Senior Notes, 6.250% due 1/15/13	1,765,797
4,825,000	iStar Financial Inc., Senior Notes, 5.150% due 3/1/12	4,647,802

	Total Real Estate Investment Trusts (REITs)	6,413,599

Road & Rail — 0.5%
3,880,000	Union Pacific Corp., Debentures, 6.625% due 2/1/29	3,932,376

Thrifts & Mortgage Finance — 2.6%
7,000,000	Countrywide Financial Corp., Medium-Term Notes, 5.800% due 6/7/12	6,958,035
1,520,000	Northern Rock PLC, Subordinated Notes, 6.594% due 6/28/17 (a)(b)(c)	1,530,350
	Washington Mutual Inc.:
7,125,000	Notes, 4.200% due 1/15/10	6,909,711
4,990,000	Subordinated Notes, 4.625% due 4/1/14	4,592,881

	Total Thrifts & Mortgage Finance	19,990,977

Tobacco — 0.4%
2,860,000	Altria Group Inc., Notes, 7.000% due 11/4/13	3,037,334

Wireless Telecommunication Services — 2.6%
	New Cingular Wireless Services Inc.:
1,800,000	Notes, 8.125% due 5/1/12	1,981,166
3,675,000	Senior Notes, 8.750% due 3/1/31	4,594,224

See Notes to Financial Statements.

Legg Mason Partners Investment Grade Bond Fund 2007 Semi-Annual Report         9

Schedule of Investments (June 30, 2007) (unaudited) (continued)

Face Amount	Security	Value

Wireless Telecommunication Services — 2.6% (continued)
	Sprint Capital Corp.:
$3,415,000	Notes, 8.750% due 3/15/32	$3,845,850
2,000,000	Senior Notes, 8.375% due 3/15/12	2,180,908
1,840,000	Sprint Nextel Corp., 6.000% due 12/1/16	1,748,593
6,200,000	Vodafone Group PLC, Notes, 5.000% due 9/15/15	5,772,286

	Total Wireless Telecommunication Services	20,123,027

	TOTAL CORPORATE BONDS & NOTES (Cost — $607,603,797)	598,063,688

MUNICIPAL BOND — 0.2%
Illinois — 0.2%
1,700,000	Illinois State GO, 5.100% due 6/1/33 (Cost — $1,562,419)	1,540,489

SOVEREIGN BONDS — 3.7%
Canada — 1.5%
5,600,000	Province of Nova Scotia, Debentures, 7.250% due 7/27/13	6,126,193
5,000,000	Province of Saskatchewan, Debentures, 8.000% due 2/1/13	5,613,000

	Total Canada	11,739,193

Italy — 0.6%
4,700,000	Republic of Italy, Senior Notes, 5.625% due 6/15/12	4,753,303

Mexico — 0.7%
	United Mexican States, Medium-Term Notes, Series A:
641,000	7.500% due 4/8/33	742,919
4,329,000	6.750% due 9/27/34	4,626,619

	Total Mexico	5,369,538

Supranational — 0.9%
6,800,000	Corporacion Andina de Fomento, Notes, 6.875% due 3/15/12	7,128,562

	TOTAL SOVEREIGN BONDS (Cost — $29,742,187)	28,990,596

U.S. GOVERNMENT & AGENCY OBLIGATIONS — 16.6%
U.S. Government Obligation — 16.6%
6,840,000	U.S. Treasury Bonds, 4.500% due 2/15/36	6,195,549
	U.S. Treasury Notes:
54,855,000	6.000% due 8/15/09	56,059,287
24,020,000	4.625% due 10/31/11	23,747,901
1,470,000	4.625% due 2/29/12	1,451,626
42,260,000	4.500% due 4/30/12 (d)	41,487,445

	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost — $129,772,765)	128,941,808

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $768,681,168)	757,536,581

See Notes to Financial Statements.

10         Legg Mason Partners Investment Grade Bond Fund 2007 Semi-Annual Report

Schedule of Investments (June 30, 2007) (unaudited) (continued)

Face Amount	Security	Value

SHORT-TERM INVESTMENTS — 1.3%
U.S. Government Agency — 0.1%
$460,000	Federal National Mortgage Association (FNMA), Discount Notes, 5.203% due 3/17/08 (e)(f) (Cost — $443,356)	$443,470

Repurchase Agreement — 1.2%
9,216,000	Nomura Securities International Inc. repurchase agreement dated 6/29/07, 5.260% due 7/2/07; Proceeds at maturity — $9,220,040; (Fully collateralized by U.S. government agency obligation, 5.280% due 2/28/12; Market value — $9,400,529) (Cost — $9,216,000) (d)	9,216,000

	TOTAL SHORT-TERM INVESTMENTS (Cost — $9,659,356)	9,659,470

	TOTAL INVESTMENTS — 98.8% (Cost — $778,340,524#)	767,196,051
	Other Assets in Excess of Liabilities — 1.2%	9,479,260

	TOTAL NET ASSETS — 100.0%	$776,675,311

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Security has no maturity date. The date shown represents the next call date.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2007.

(d)	All or a portion of this security is segregated for open futures contracts.

(e)	Rate shown represents yield-to-maturity.

(f)	All or a portion of this security is held at the broker as collateral for open futures contracts.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviation used in this schedule:
GO	— General Obligation

See Notes to Financial Statements.

Legg Mason Partners Investment Grade Bond Fund 2007 Semi-Annual Report         11

Statement of Assets and Liabilities (June 30, 2007) (unaudited)

ASSETS:
Investments, at value (Cost — $778,340,524)	$767,196,051
Cash	682
Interest receivable	12,725,783
Receivable for Fund shares sold	343,397
Receivable for securities sold	251,366
Prepaid expenses	36,255

Total Assets	780,553,534

LIABILITIES:
Payable for securities purchased	1,473,440
Payable for Fund shares repurchased	830,560
Investment management fee payable	402,615
Distributions payable	309,549
Payable to broker — variation margin on open futures contracts	229,000
Distribution fees payable	194,671
Trustees’ fees payable	13,010
Accrued expenses	425,378

Total Liabilities	3,878,223

Total Net Assets	$776,675,311

NET ASSETS:
Par value (Note 6)	$652
Paid-in capital in excess of par value	805,073,588
Overdistributed net investment income	(1,070,011)
Accumulated net realized loss on investments and futures contracts	(16,605,889)
Net unrealized depreciation on investments and futures contracts	(10,723,029)

Total Net Assets	$776,675,311

Shares Outstanding:
Class A	35,148,839

Class B	9,172,828

Class C	6,002,928

Class I	14,894,977

Net Asset Value:
Class A (and redemption price)	$11.92

Class B *	$11.89

Class C *	$11.85

Class I (and redemption price)	$11.92

Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$12.45

*	Redemption price per share is NAV of Class B and C shares reduced by a 4.50% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

12         Legg Mason Partners Investment Grade Bond Fund 2007 Semi-Annual Report

Statement of Operations (For the six months ended June 30, 2007) (unaudited)

INVESTMENT INCOME:
Interest	$22,690,981

EXPENSES:
Investment management fee (Note 2)	2,473,640
Distribution fees (Notes 2 and 4)	1,221,064
Transfer agent fees (Note 4)	656,146
Legal fees	57,279
Shareholder reports (Note 4)	56,322
Registration fees	33,922
Audit and tax	16,078
Insurance	11,276
Trustees’ fees	11,177
Custody fees	4,304
Miscellaneous expenses	7,354

Total Expenses	4,548,562

Net Investment Income	18,142,419

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	(352,100)
Futures contracts	899,376

Net Realized Gain	547,276

Change in Net Unrealized Appreciation/Depreciation From:
Investments	(15,314,775)
Futures contracts	407,744

Change in Net Unrealized Appreciation/Depreciation	(14,907,031)

Net Loss on Investments and Futures Contracts	(14,359,755)

Increase in Net Assets From Operations	$3,782,664

See Notes to Financial Statements.

Legg Mason Partners Investment Grade Bond Fund 2007 Semi-Annual Report         13

Statements of Changes in Net Assets

For the six months ended June 30, 2007 (unaudited) and the year ended December 31, 2006

	2007	2006
OPERATIONS:
Net investment income	$18,142,419	$43,013,350
Net realized gain (loss)	547,276	(7,807,991)
Change in net unrealized appreciation/depreciation	(14,907,031)	(12,836,630)

Increase in Net Assets From Operations	3,782,664	22,368,729

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(19,206,888)	(45,887,994)

Decrease in Net Assets From Distributions to Shareholders	(19,206,888)	(45,887,994)

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	79,838,893	170,445,656
Reinvestment of distributions	13,426,641	27,351,616
Cost of shares repurchased	(90,633,195)	(364,929,905)

Increase (Decrease) in Net Assets From Fund Share Transactions	2,632,339	(167,132,633)

Decrease in Net Assets	(12,791,885)	(190,651,898)
NET ASSETS:
Beginning of period	789,467,196	980,119,094

End of period*	$776,675,311	$789,467,196

* Includes overdistributed net investment income of:	$(1,070,011)	$(5,542)

See Notes to Financial Statements.

14         Legg Mason Partners Investment Grade Bond Fund 2007 Semi-Annual Report

Financial Highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

Class A Shares(1)	2007(2)		2006†		2005†	2004†	2003†	2002†
Net Asset Value, Beginning of Period	$12.16		$12.42		$12.88	$12.92	$12.88	$12.10

Income (Loss) From Operations:
Net investment income	0.28		0.57		0.54	0.56	0.58	0.62
Net realized and unrealized gain (loss)	(0.22)		(0.22)		(0.31)	0.25	0.08	0.83

Total Income From Operations	0.06		0.35		0.23	0.81	0.66	1.45

Less Distributions From:
Net investment income	(0.30)		(0.61)		(0.58)	(0.62)	(0.60)	(0.64)
Net realized gains	—		—		(0.11)	(0.23)	(0.02)	—
Return of capital	—		—		—	—	—	(0.03)

Total Distributions	(0.30)		(0.61)		(0.69)	(0.85)	(0.62)	(0.67)

Net Asset Value, End of Period	$11.92		$12.16		$12.42	$12.88	$12.92	$12.88

Total Return(3)	0.48%		3.03%		1.82%	6.47%	5.22%	12.43%

Net Assets, End of Period (millions)	$419		$435		$461	$438	$420	$384

Ratios to Average Net Assets:
Gross expenses	1.09	%(4)	1.08	%(5)	1.05%	1.06%	1.03%	1.03%
Net expenses	1.09	(4)	1.07	(5)(6)	1.05	1.05 (6)	1.03	1.03
Net investment income	4.71	(4)	4.78		4.24	4.37	4.45	5.06

Portfolio Turnover Rate	29%		94%		40%	43%	53%	52%

(1)	Per share amounts have been calculated using the average shares method.

(2)	For the six months ended June 30, 2007 (unaudited).

(3)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

(4)	Annualized.

(5)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios both would have been 1.06% (Note 11).

(6)	Reflects fee waivers and/or expense reimbursements.

†	For a share of capital stock outstanding for the periods prior to April 16, 2007.

See Notes to Financial Statements.

Legg Mason Partners Investment Grade Bond Fund 2007 Semi-Annual Report         15

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

Class B Shares(1)	2007(2)		2006†		2005†	2004†	2003†	2002†
Net Asset Value, Beginning of Period	$12.13		$12.39		$12.85	$12.89	$12.86	$12.08

Income (Loss) From Operations:
Net investment income	0.24		0.50		0.47	0.50	0.51	0.56
Net realized and unrealized gain (loss)	(0.22)		(0.22)		(0.31)	0.24	0.08	0.83

Total Income From Operations	0.02		0.28		0.16	0.74	0.59	1.39

Less Distributions From:
Net investment income	(0.26)		(0.54)		(0.51)	(0.55)	(0.54)	(0.58)
Net realized gains	—		—		(0.11)	(0.23)	(0.02)	—
Return of capital	—		—		—	—	—	(0.03)

Total Distributions	(0.26)		(0.54)		(0.62)	(0.78)	(0.56)	(0.61)

Net Asset Value, End of Period	$11.89		$12.13		$12.39	$12.85	$12.89	$12.86

Total Return(3)	0.13%		2.36%		1.27%	5.94%	4.65%	11.88%

Net Assets, End of Period (millions)	$109		$125		$161	$182	$208	$211

Ratios to Average Net Assets:
Gross expenses	1.78	%(4)	1.72	%(5)	1.59%	1.56%	1.52%	1.54%
Net expenses	1.78	(4)	1.72	(5)(6)	1.59	1.55 (6)	1.52	1.54
Net investment income	4.01	(4)	4.13		3.70	3.87	3.94	4.56

Portfolio Turnover Rate	29%		94%		40%	43%	53%	52%

(1)	Per share amounts have been calculated using the average shares method.

(2)	For the six months ended June 30, 2007 (unaudited).

(3)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

(4)	Annualized.

(5)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.71% and 1.70%, respectively (Note 11).

(6)	Reflects fee waivers and/or expense reimbursements.

†	For a share of capital stock outstanding for the periods prior to April 16, 2007.

See Notes to Financial Statements.

16         Legg Mason Partners Investment Grade Bond Fund 2007 Semi-Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

Class C Shares(1)	2007(2)		2006†		2005†	2004†	2003†	2002†
Net Asset Value, Beginning of Period	$12.09		$12.35		$12.81	$12.87	$12.83	$12.06

Income (Loss) From Operations:
Net investment income	0.24		0.49		0.46	0.49	0.52	0.56
Net realized and unrealized gain (loss)	(0.22)		(0.22)		(0.30)	0.24	0.08	0.83

Total Income From Operations	0.02		0.27		0.16	0.73	0.60	1.39

Less Distributions From:
Net investment income	(0.26)		(0.53)		(0.51)	(0.56)	(0.54)	(0.59)
Net realized gains	—		—		(0.11)	(0.23)	(0.02)	—
Return of capital	—		—		—	—	—	(0.03)

Total Distributions	(0.26)		(0.53)		(0.62)	(0.79)	(0.56)	(0.62)

Net Asset Value, End of Period	$11.85		$12.09		$12.35	$12.81	$12.87	$12.83

Total Return(3)	0.13%		2.34%		1.24%	5.86%	4.80%	11.91%

Net Assets, End of Period (millions)	$71		$71		$72	$60	$54	$70

Ratios to Average Net Assets:
Gross expenses	1.76	%(4)	1.76	%(5)	1.69%	1.58%	1.44%	1.47%
Net expenses	1.76	(4)	1.73	(5)(6)	1.69	1.57 (6)	1.44	1.47
Net investment income	4.04	(4)	4.12		3.61	3.85	4.02	4.61

Portfolio Turnover Rate	29%		94%		40%	43%	53%	52%

(1)	Per share amounts have been calculated using the average shares method.

(2)	For the six months ended June 30, 2007 (unaudited).

(3)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

(4)	Annualized.

(5)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.74% and 1.72%, respectively (Note 11).

(6)	Reflects fee waivers and/or expense reimbursements.

†	For a share of capital stock outstanding for the periods prior to April 16, 2007.

See Notes to Financial Statements.

Legg Mason Partners Investment Grade Bond Fund 2007 Semi-Annual Report         17

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

Class I Shares(1)	2007(2)		2006†		2005†	2004†	2003†	2002†
Net Asset Value, Beginning of Period	$12.16		$12.41		$12.87	$12.91	$12.87	$12.09

Income (Loss) From Operations:
Net investment income	0.31		0.63		0.59	0.62	0.63	0.67
Net realized and unrealized gain (loss)	(0.22)		(0.22)		(0.31)	0.24	0.08	0.82

Total Income From Operations	0.09		0.41		0.28	0.86	0.71	1.49

Less Distributions From:
Net investment income	(0.33)		(0.66)		(0.63)	(0.67)	(0.65)	(0.68)
Net realized gains	—		—		(0.11)	(0.23)	(0.02)	—
Return of capital	—		—		—	—	—	(0.03)

Total Distributions	(0.33)		(0.66)		(0.74)	(0.90)	(0.67)	(0.71)

Net Asset Value, End of Period	$11.92		$12.16		$12.41	$12.87	$12.91	$12.87

Total Return(3)	0.69%		3.54%		2.23%	6.87%	5.62%	12.84%

Net Assets, End of Period (millions)	$178		$158		$286	$319	$269	$178

Ratios to Average Net Assets:
Gross expenses	0.67	%(4)	0.65	%(5)	0.65%	0.65%	0.64%	0.67%
Net expenses	0.67	(4)	0.65	(5)(6)	0.65	0.64 (6)	0.64	0.67
Net investment income	5.12	(4)	5.22		4.63	4.79	4.84	5.44

Portfolio Turnover Rate	29%		94%		40%	43%	53%	52%

(1)	Per share amounts have been calculated using the average shares method.

(2)	For the six months ended June 30, 2007 (unaudited).

(3)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

(4)	Annualized.

(5)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios both would have been 0.64% (Note 11).

(6)	Reflects fee waivers and/or expense reimbursements.

†	For a share of capital stock outstanding for the periods prior to April 16, 2007.

See Notes to Financial Statements.

18         Legg Mason Partners Investment Grade Bond Fund 2007 Semi-Annual Report

Notes to Financial Statements (unaudited)

1.	Organization and Significant Accounting Policies

Legg Mason Partners Investment Grade Bond Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Prior to April 16, 2007, the Fund was a separate diversified investment series of Legg Mason Partners Investment Funds, Inc. (the “Company”), a Maryland corporation, registered under the 1940 Act.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Financial Futures Contracts. The Fund may enter into financial futures contracts typically to hedge a portion of the portfolio. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin, equal to a certain percentage of the contract amount (initial margin deposit). Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

Legg Mason Partners Investment Grade Bond Fund 2007 Semi-Annual Report         19

Notes to Financial Statements (unaudited) (continued)

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying financial instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the initial margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Loan Participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

(e) Credit and Market Risk. Investments in structured securities collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value of these investments resulting in a lack of correlation between their credit ratings and values.

(f) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(g) Distributions to Shareholders. Distributions from net investment income on the shares of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(h) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(i) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable

20         Legg Mason Partners Investment Grade Bond Fund 2007 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

(j) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

2.	Investment Management Agreement and Other Transactions with Affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee calculated daily and paid monthly in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $500 million	0.65%
Over $500 million	0.60

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

Citigroup Global Markets Inc. (“CGM”), PFS Investments Inc. (“PFS”) and Legg Mason Investor Services, LLC (“LMIS”) serve as distributors of the Fund. LMIS is a wholly-owned broker-dealer subsidiary of Legg Mason.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines thereafter by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended June 30, 2007, LMIS and its affiliates received sales charges of approximately $4,000 on sales of the Fund’s Class A shares. In addition, for the six months ended June 30, 2007, CDSCs paid to LMIS and its affiliates were approximately:

	Class A		Class B	Class C
CDSCs	0	*	$40,000	$1,000

*	Amount represents less than $1,000.

Legg Mason Partners Investment Grade Bond Fund 2007 Semi-Annual Report         21

Notes to Financial Statements (unaudited) (continued)

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3.	Investments

During the six months ended June 30, 2007, the aggregate cost of purchases and proceeds from sales of investments and U.S Government & Agency Obligations (excluding short-term investments) were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$146,074,075	$122,671,399

Sales	94,954,210	122,479,572

At June 30, 2007, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$10,526,716
Gross unrealized depreciation	(21,671,189)

Net unrealized depreciation	$(11,144,473)

At June 30, 2007, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain
Contracts to Sell:
U.S. Treasury 10-Year Notes	458	9/07	$48,833,475	$48,412,031	$421,444

4.	Class Specific Expenses

The Fund has adopted a Rule 12b-1 distribution plan and under that plan, the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.50% and 0.45% of the average daily net assets of each class, respectively. Distribution fees are accrued daily and paid monthly.

For the six months ended June 30, 2007, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees	Shareholder Reports Expenses
Class A	$535,650	$334,050	$30,140
Class B	437,181	191,252	19,487
Class C	248,233	130,811	6,693
Class I	—	33	2

Total	$1,221,064	$656,146	$56,322

22         Legg Mason Partners Investment Grade Bond Fund 2007 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

5.	Distributions to Shareholders by Class

	Six Months Ended June 30, 2007	Year Ended December 31, 2006
Net Investment Income
Class A	$10,671,978	$22,439,700
Class B	2,496,958	6,178,871
Class C	1,530,076	3,102,240
Class I*	4,507,876	14,167,183

Total	$19,206,888	$45,887,994

*	As of November 20, 2006, Class Y shares were renamed Class I shares.

6.	Shares of Beneficial Interest

At June 30, 2007, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, specifically related to the distribution of its shares. Prior to April 16, 2007, the Company had 10 billion shares of capital stock authorized with a par value of $0.001 per share.

Transactions in shares of each class were as follows:

	Six Months Ended June 30, 2007		Year Ended December 31, 2006
	Shares	Amount	Shares	Amount
Class A
Shares sold	3,085,208	$37,483,111	5,884,465	$70,829,590
Shares issued on reinvestment	759,716	9,213,869	1,627,904	19,565,434
Shares repurchased	(4,432,245)	(53,896,628)	(8,881,431)	(106,671,870)

Net Decrease	(587,321)	$(7,199,648)	(1,369,062)	$(16,276,846)

Class B
Shares sold	383,070	$4,649,270	1,039,831	$12,478,913
Shares issued on reinvestment	175,439	2,123,196	435,392	5,220,868
Shares repurchased	(1,714,232)	(20,767,029)	(4,173,172)	(50,051,655)

Net Decrease	(1,155,723)	$(13,994,563)	(2,697,949)	$(32,351,874)

Class C
Shares sold	1,049,432	$12,681,009	2,095,306	$25,062,989
Shares issued on reinvestment	107,024	1,290,256	214,690	2,565,314
Shares repurchased	(1,046,191)	(12,638,040)	(2,222,078)	(26,562,091)

Net Increase	110,265	$1,333,225	87,918	$1,066,212

Class I*
Shares sold	2,062,878	$25,025,503	5,132,084	$62,074,164
Shares issued on reinvestment	67,057	799,320	—	—
Shares repurchased	(272,350)	(3,331,498)	(15,140,812)	(181,644,289)

Net Increase (Decrease)	1,857,585	$22,493,325	(10,008,728)	$(119,570,125)

*	As of November 20, 2006, Class Y shares were renamed Class I shares.

Legg Mason Partners Investment Grade Bond Fund 2007 Semi-Annual Report         23

Notes to Financial Statements (unaudited) (continued)

7.	Capital Loss Carryforward

On December 31, 2006, the Fund had a net capital loss carryforward of approximately $13,516,862 which expires on December 31, 2014. This amount will be available to offset any future taxable capital gains.

8.	Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), the then-investment adviser or manager to the Fund, and CGM, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain

24         Legg Mason Partners Investment Grade Bond Fund 2007 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004. Although there can be no assurance, the Fund’s manager does not believe that this matter will have a material adverse effect on the Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

9.	Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 8. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the advisor for the Smith Barney family of funds, rescission of the Fund’s management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this report, the Fund’s investment manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Fund or the ability of the Fund’s investment manager and its affiliates to continue to render services to the Fund under their respective contracts.

* * *

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM

Legg Mason Partners Investment Grade Bond Fund 2007 Semi-Annual Report         25

Notes to Financial Statements (unaudited) (continued)

for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to repeal as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM, SBFM and CGM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint. The Defendants have filed a motion to dismiss the Second Amended Complaint. It is uncertain when the court will decide the motion. No assurances can be given as to the outcome of this matter.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

10.	Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the 1940 Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the

26         Legg Mason Partners Investment Grade Bond Fund 2007 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, the Fund’s manager believes that this matter is not likely to have a material adverse effect on the Fund.

11.	Special Shareholder Meeting and Reorganization

Shareholders approved a number of initiatives designed to streamline and restructure the fund complex. These matters were implemented in early 2007. As noted in the proxy materials, Legg Mason paid for a portion of the costs related to these initiatives. The portions of the costs borne by the Fund were recognized in the period during which the expense was incurred. Such expenses relate to obtaining shareholder votes for proposals presented in the proxy, the election of board members, retirement of board members, as well as printing, mailing, and soliciting proxies.

12.	Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Fund was January 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund has determined that adopting FIN 48 will not have a material impact on the Fund’s financial statements.

* * *

On September 20, 2006, FASB released Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

Legg Mason Partners Investment Grade Bond Fund 2007 Semi-Annual Report         27

Notes to Financial Statements (unaudited) (continued)

13.	Subsequent Event

On July 24, 2007, NYSE Regulation, Inc. (“NYSE Regulation”) and the New Jersey Bureau of Securities (“NJBS”) announced they had censured and fined CGM for failing to supervise trading of mutual fund shares and variable annuity mutual fund sub-accounts, failing to prevent deceptive market timing by certain brokers on behalf of hedge-fund customers, and failing to maintain adequate books and records during the period from January 2000 to September 2003. Under the settlement with NYSE Regulation and NJBS, CGM agreed to pay a total of $50 million in disgorgement and penalties and neither admitted nor denied guilt. CGM is a distributor of the Fund. The Fund’s investment manager believes that this settlement will not have any effect on the financial position or results of operations of the Fund. The investment manager has been informed by CGM that the settlement will not affect the ability of CGM to continue to render services to the Fund under its contract.

28         Legg Mason Partners Investment Grade Bond Fund 2007 Semi-Annual Report

Legg Mason Partners Investment Grade Bond Fund

TRUSTEES

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken, CFA
Chairman

Rainer Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

INVESTMENT MANAGER

Legg Mason Partners Fund Advisor, LLC

SUBADVISER

Western Asset Management Company

DISTRIBUTORS

Citigroup Global Markets Inc.

Legg Mason Investor Services, LLC

PFS Investments Inc.

CUSTODIAN

State Street Bank and Trust Company

TRANSFER AGENT

PFPC Inc.

4400 Computer Drive

Westborough,
Massachusetts 01581

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, New York 10154

This report is submitted for the general information of the shareholders of Legg Mason Partners Investment Grade Bond Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/InvestorServices

©2007 Legg Mason Investor Services, LLC

Member FINRA, SIPC

FD02352 8/07	SR07-399

Legg Mason Partners Investment Grade Bond Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland business trust.

LEGG MASON PARTNERS INVESTMENT GRADE BOND FUND

Legg Mason Partners Funds

125 Broad Street

10th Floor, MF-2

New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Legg Mason Partners Shareholder Services at 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year, and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov.

ITEM 2. CODE OF ETHICS.

Not Applicable

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable

ITEM 4. Principal Accountant Fees and Services

Not Applicable

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Income Trust

Date: August 29, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Income Trust

Date: August 29, 2007

By:	/s/ Frances M. Guggino
(Frances M. Guggino)
Chief Financial Officer of
Legg Mason Partners Income Trust

Date: August 29, 2007